                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):   January 11, 1999
                                                   -----------------


                                 POPULAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



COMMONWEALTH OF PUERTO RICO           NO. 0-13818        NO. 66-0416582
-------------------------------       ------------      ------------------
(State or other jurisdiction of       (Commission       (IRS Employer
incorporation)                        File Number)      Identification No.)



      209 MUNOZ RIVERA AVENUE
       HATO REY, PUERTO RICO                             00918
---------------------------------------               -----------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   (787) 765-9800
                                                      ---------------



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events


         On January 11, 1999, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter and year ended December 31, 1998. A copy of the Corporation's release, dated January 11, 1999, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c) Exhibits

         99(a) News release, dated January 11, 1999, announcing the Corporation and subsidiaries earnings for the quarter and year ended December 31, 1998.

                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                               Popular. Inc.
                                               -------------
                                               (Registrant)





Date: January 12, 1999        BY:   /s/ Amilcar L. Jordan
      ----------------              -------------------------------------------
                              Name  :  Amilcar L. Jordan, Esq.
                              Title :  Senior Vice President and Comptroller

                                 Exhibit Index



Exhibit Number    Description
--------------    -----------
99(a)             News release, dated January 11, 1999